UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported)	March 17, 2004

SHOPSMITH, INC.

(Exact Name of Registrant as specified in its charter)

Ohio	0-9318	31-0811466

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6530 Poe Avenue, Dayton, Ohio	45414

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(937) 898-6070

Item 5. Other Events.

Shopsmith, Inc. is changing its ticker from SHOP to SHPS. The change will be effective before the market opens on Wednesday March 17, 2004. The common shares of the Company are traded in the over-the-counter market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shopsmith, Inc. (Registrant)

Date	March 17, 2004

/s/ Mark A. May (Signature)

Mark A. May Vice President of Finance (Principal Financial and Accounting Officer)